PENN SERIES FUNDS, INC.

Supplement dated November 17, 2022

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Index 500 Fund, Small Cap Index Fund and Developed International Index Fund

Effective March 1, 2023, (the “Effective Date”), Mr. Michael Feehily will no longer serve as a portfolio manager of the Index 500 Fund, Small Cap Index Fund and Developed International Index Fund (each, a “Fund” and collectively, the “Funds”). Accordingly, as of the Effective Date, all references to Mr. Feehily in the Prospectus and SAI are deleted in their entirety. As of the date of this supplement, the remaining Portfolio Managers for each Fund continue to serve in such roles.

This change is not expected to affect the day-to-day management of the Funds nor will it affect the Funds’ fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8939    11/22